# EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

## EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
**Log on to:**
**www.proxy-direct.com**
**or scan the QR code**
**Follow the on-screen instructions**
***available 24 hours***



**VOTE BY TELEPHONE**
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours



**VOTE BY MAIL**
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope



**VIRTUAL MEETING**
**at the following Website:**
**https://meetnow.global/M5YSR7R,**
**on February 4 at 11:00 a.m.**
**Eastern Time**
**To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.**

**Please detach at perforation before mailing.**

**PROXY**

**BLACKROCK MUNIYIELD CALIFORNIA FUND, INC.**
**JOINT SPECIAL MEETING OF SHAREHOLDERS**
**TO BE HELD ON FEBRUARY 4, 2022**
**PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

**COMMON SHARES**

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniYield California Fund, Inc. ("MYC") that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MYC to be held on Friday, February 4, 2022 at 11:00 a.m. (Eastern time) (the "Fund Joint Special Meeting"), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: **https://meetnow.global/M5YSR7R**. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

**THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

MYC_32392_120721

xxxxxxxxxxxxxx code

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on February 4, 2022.**
**The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:**
**https://www.proxy-direct.com/blk-32392**

**Please detach at perforation before mailing.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.**

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:** [X]

**A Proposal**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1A. The common shareholders and holders of Variable Rate Demand Preferred Shares ("VRDP Shares" and the holders thereof, "VRDP Holders") of MYC are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYC and BlackRock MuniHoldings California Quality Fund, Inc. (the "Acquiring Fund" and such Agreement and Plan of Reorganization the "MYC Reorganization Agreement") and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYC's assets and the assumption by the Acquiring Fund of substantially all of MYC's liabilities in exchange solely for newly issued common shares and Variable Rate Muni Term Preferred Shares ("VMTP Shares" and the holders thereof, "VMTP Holders") of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MYC, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MYC of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MYC in accordance with its charter and Maryland law (the "MYC Reorganization"). | ☐ | ☐ | ☐ |

**B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

**Note:** Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

Scanner bar code

xxxxxxxxxxxxxx MYC 32392 xxxxxxxx

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

### EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
**Log on to:**
**www.proxy-direct.com**
**or scan the QR code**
**Follow the on-screen instructions**
***available 24 hours***

**VOTE BY TELEPHONE**
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

**VOTE BY MAIL**
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

**VIRTUAL MEETING**
**at the following Website:**
**https://meetnow.global/M5YSR7R,**
**on February 4 at 11:00 a.m.**
**Eastern Time**
**To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.**

**Please detach at perforation before mailing.**

**PROXY**

**BLACKROCK MUNIYIELD CALIFORNIA QUALITY FUND, INC.**
**JOINT SPECIAL MEETING OF SHAREHOLDERS**
**TO BE HELD ON FEBRUARY 4, 2022**
**PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

**COMMON SHARES**

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniYield California Quality Fund, Inc. ("MCA") that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MCA to be held on Friday, February 4, 2022 at 11:00 a.m. (Eastern time) (the "Fund Joint Special Meeting"), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: **https://meetnow.global/M5YSR7R**. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

**THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

MCA_32392_120721

xxxxxxxxxxxxxx code

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on February 4, 2022.**
**The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:**
**https://www.proxy-direct.com/blk-32392**

**Please detach at perforation before mailing.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.**

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:** [X]

**A Proposal**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1C. The common shareholders and holders of Variable Rate Demand Preferred Shares ("VRDP Shares" and the holders thereof, "VRDP Holders") of MCA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MCA and BlackRock MuniHoldings California Quality Fund, Inc. (the "Acquiring Fund" and such Agreement and Plan of Reorganization, the "MCA Reorganization Agreement") and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MCA's assets and the assumption by the Acquiring Fund of substantially all of MCA's liabilities in exchange solely for newly issued common shares and Variable Rate Muni Term Preferred Shares ("VMTP Shares" and the holders thereof, "VMTP Holders") of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MCA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MCA of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MCA in accordance with its charter and Maryland law (the "MCA Reorganization"). | ☐ | ☐ | ☐ |

**B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

**Note:** Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

Scanner bar code

xxxxxxxxxxxxxx MCA 32392 xxxxxxxx

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

### EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
**Log on to:**
**www.proxy-direct.com**
**or scan the QR code**
**Follow the on-screen instructions**
***available 24 hours***



**VOTE BY TELEPHONE**
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours



**VOTE BY MAIL**
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope



**VIRTUAL MEETING**
**at the following Website:**
**https://meetnow.global/M5YSR7R,**
**on February 4 at 11:00 a.m.**
**Eastern Time**
**To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.**

**Please detach at perforation before mailing.**

**PROXY**

**BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.**
**JOINT SPECIAL MEETING OF SHAREHOLDERS**
**TO BE HELD ON FEBRUARY 4, 2022**
**PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

**COMMON SHARES**

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniHoldings California Quality Fund, Inc. ("MUC" or the "Acquiring Fund") that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MUC to be held on Friday, February 4, 2022 at 11:00 a.m. (Eastern time) (the "Fund Joint Special Meeting"), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: **https://meetnow.global/M5YSR7R**. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

**THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

MUC_32392_120721

xxxxxxxxxxxxxx code

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on February 4, 2022.**
**The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:**
**https://www.proxy-direct.com/blk-32392**

**Please detach at perforation before mailing.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSALS.**

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:** ☒

**A Proposals**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2A. The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MYC Reorganization Agreement. | ☐ | ☐ | ☐ |
| 2B. The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MCA Reorganization Agreement. | ☐ | ☐ | ☐ |

**B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

**Note:** Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

Scanner bar code

xxxxxxxxxxxxxx MUC 32392 xxxxxxxx